UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2007
BFC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

FLORIDA	001-09071	59-2022148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4900
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 to the Registration Statement on Form S-3 of BFC Financial Corporation (Registration No. 333-141632) filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2007, as amended by Amendment No. 1 filed with the SEC on May 18, 2007.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 1.1	Form of Underwriting Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	BFC FINANCIAL CORPORATION
	By:	/s/ Alan B. Levan
		Name:	Alan B. Levan
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Form of Underwriting Agreement